UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 11, 2004

OUTBACK STEAKHOUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, FL	33607

(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code	(813) 282-1225

Not applicable.

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits
(c) Exhibits. The following items are furnished pursuant to Item 12:
Exhibit No.

99.1	Outback Steakhouse, Inc. press release dated February 11, 2004

Item 12.	Results of Operations and Financial Condition

On February 11, 2004, Outback Steakhouse, Inc. issued a press release reporting its financial results for the fourth quarter of fiscal year 2003, which ended December 31, 2003.  A copy of the release is attached as Exhibit 99.1.

The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTBACK STEAKHOUSE, INC.
(Registrant)

Date: February 11, 2004	By:	/s/ Robert S. Merritt

Robert S. Merritt
Senior Vice President and
Chief Financial Officer